SCUDDER DEVELOPMENT FUND

                         SUPPLEMENT TO THE STATEMENT OF
                  ADDITIONAL INFORMATION DATED NOVEMBER 1, 1998

                           --------------------------



The following replaces the first sentence in the first paragraph under "General Investment Objective and Policies" on page 1 of the Fund's Statement of Additional Information:

Scudder Development Fund seeks long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth.

The following text replaces the second and third paragraphs under the section entitled "General Investment Objective and Policies" on page 1 of the fund's Statement of Additional Information:

The Fund generally invests in equity securities, including common stocks and convertible securities, of companies that the Fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), believes have the potential for above-average revenue, earnings, business value and/or cash flow growth. These factors are believed to offer significant opportunity for capital appreciation, and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general. The management team pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The Fund may, depending upon market circumstances, emphasize securities of small-, medium- or large-sized companies from time to time.

To help reduce risk, the Fund allocates its investments among many companies. In selecting industries and companies for investment, the Adviser may consider many factors, including overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.






July 21, 1999